Exhibit 10.10

FIRST AMENDMENT TO

CONSOLIDATED, AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO CONSOLIDATED, AMENDED AND RESTATED Loan AGREEMENT (“Amendment”) is dated as of the 22nd day of December, 2017 (the “Amendment Effective Date”) between WELLTOWER Inc., formerly known as Health Care REIT, Inc., a corporation organized under the laws of the State of Delaware (“Lender”), and each of the BORROWER entities set forth on Schedule I attached hereto and made a part hereof, each a limited liability company organized under the laws of the State of Delaware (individually and collectively, “Borrower”).

R E C I T A L S:

A. Lender, Borrower and certain other entities have previously entered into a Consolidated, Amended and Restated Loan Agreement (as amended, the “Loan Agreement”) dated effective as of October 1, 2016 (the “Effective Date”).

B. Concurrently herewith, Borrower and certain affiliates are making a partial prepayment of the Loan and Lender is releasing certain of its collateral with respect thereto.
C. Lender and Borrower desire to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Loan Agreement.

2. Release.  The entities identified as “Released Borrowers” or “Released Guarantors” on Schedule II hereof are hereby released from all liability under the Loan Agreement the Loan Documents and the Guaranty Documents.

3. Legal Descriptions. Exhibit A to the Loan Agreement is hereby amended by the deletion therefrom of the Legal Descriptions of each facility listed on Schedule II hereof.

4. Permitted Exceptions. Exhibit B of the Loan Agreement is hereby amended by the deletion therefrom of the Permitted Exceptions with respect to any facility listed on Schedule II hereof.

5. Allocated Loan Amount. Exhibit I of the Loan Agreement is hereby amended and restated to read in its entirety as set forth on the attached Exhibit I.

6. Further Acts.  Borrower shall take such further actions as may be reasonably requested by Lender from time to time hereafter to amend the Mortgages to reflect the Loan allocation as set forth on Exhibit I hereto.  Lender shall take such further actions as may be reasonably requested by Borrower from time to time hereafter to evidence its release any of its collateral relating to the facilities listed or entities listed on Schedule II hereto.

7. Affirmation. Except as specifically modified by this Amendment, the terms and provisions of the Loan Agreement are hereby affirmed and shall remain in full force and effect.

8. Binding Effect. This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Lender and Borrower.

9. Further Modification. The Loan Agreement may be further modified only by writing signed by Lender and Borrower.
10. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.
11. Guarantor. This Amendment shall have no force or effect unless and until each Guarantor has concurrently executed the attached consent of Guarantor.

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IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment as of the date first set forth above.

WELLTOWER INC. By:/s/ Justin Skiver Justin Skiver, Authorized Signatory

EACH BORROWER LISTED ON SCHEDULE I HERETO

By: /s/ Michael S. Sherman

Name: Michael S. Sherman, on behalf of each Borrower listed on Schedule I hereto

Title: Senior Vice President, as Senior Vice President of each Borrower listed on Schedule I hereto

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SCHEDULE I:  BORROWERS

Borrower	State of Organization
SHG Resources, LLC	DE
23 Fair Street Property, LLC	CT
55 Kondracki Lane Property, LLC	CT
2015 East West Highway Property, LLC	MD
1165 Easton Avenue Property, LLC	NJ
1420 South Black Horse Pike Property, LLC	NJ
261 Terhune Drive Property, LLC	NJ
98 Hospitality Drive Property LLC	VT